UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 1, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On June 1, 2026, D-Wave Quantum Inc. (“D-Wave” or the “Company”) announced a new gate-model roadmap designed to accelerate the development of commercial, fault-tolerant quantum computing. Targeting 100 logical qubits capable of successfully performing over one million operations by 2032, the roadmap combines D-Wave’s expertise in high-coherence dual-rail qubits and quantum error correction, with its proven ability to engineer, scale and commercialize superconducting quantum systems.

The roadmap outlines a progression of technical milestones designed to improve qubit fidelity, advance large-scale computations and support the development of commercially useful quantum applications. Key roadmap milestones include:

•2026: Delivery of a 17-physical-qubit system that supports logical error rates 2 times lower than physical error rates
•2027: Completion of a 49-phsyical-qubit system that can deliver an expected 20-fold error reduction factor over the physical error rate
•2028: Completion of a 181-physical-qubit system that can deliver an expected 2,000-fold error reduction factor over the physical error rate, representing the scalable blueprint for fault-tolerant architectures
•2030: Completion of a 10-logical-qubit system that can support the first fault tolerant algorithms
•2032: Completion of a 100-logical-qubit system capable of successfully performing more than one million operations that can support initial quantum chemistry and quantum AI applications
According to D-Wave’s CEO, Dr. Alan Baratz, the Company’s superconducting dual-rail architecture is a fundamentally different approach to fault-tolerant quantum computing, and D-Wave expects this will position the Company not only to compete, but also to redefine how quickly the technology becomes commercial. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer